EXHIBIT 10.4

                             GEORGETOWN SAVINGS BANK
                               FY08 INCENTIVE PLAN

          All figures below are representative of a twelve month period
================================================================================

Organizational Level:  Executive

Employee: Joseph Pollard                    Incentive Target: $15,000 plus
          ---------------------------------                    sliding component
                                                              ------------------
Title:    Senior Vice President, Retail     Current Salary:   $90,000
          Banking                                             ------------------
          ---------------------------------

================================================================================

Tier 1:  Bank-wide Performance

Goal: None set at this time
      ---------------------


Tier 2:  Team Performance - Sales

Goal #1: DDA Checking Growth
         -------------------

Payout Percentage: 23% of incentive Target = $3,450

Target: Total Demand Deposit Account balances of $14,665,300 at June 30, 2008.

Payout Timing: Annual

Additional Payout: $3,450 for every $500,000 of Demand Deposit Account balances over Target.


Goal #2: NOW Checking Account Growth
         ---------------------------

Payout Percentage: 15% of incentive Target = $2,250

Target: Total NOW Account balances of $11,231,100 at June 30, 2008.

Payout Timing: Annual

Additional Payout: $3,300 for every $1,000,000 of NOW Account balances over
                   Target.


Goal #3: MMDA Growth
         -----------

Payout Percentage: 12% of incentive Target = $1,800

Target: Total MMDA balances of $28,388,600 at June 30, 2008.

Payout Timing: Annual

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Goal #4: Complete Branch Platform Personnel Ability To Refer Residential
         ---------------------------------------------------------------
         Mortgages
         ---------

Payout Percentage: 10% of incentive Target = $1,500

Target: Implementation of Branch Platform personnel fully able to refer residential mortgage loans to the loan originator.

Payout Timing: After each branch has referred at least 3 mortgages to the loan originator and the loans have closed.


Goal #5: Complete Small Business Lending Capability in the Branches
         ----------------------------------------------------------

Payout Percentage: 10% of incentive Target = $1,500

Target: Completion of implementation of branch based small business lending products in accordance with Loan Policy

Payout Timing: Upon successful origination and closing of $500,000 in branch based small business loans


Goal #6: Attain core interest rate spread
         --------------------------------

Payout Percentage: 10% of incentive Target = $1,500

Target: Year to date average core interest rate spread, as defined, equal to 3.20%.

Payout Timing: Annual


Goal #7: Exceed core interest rate spread
         --------------------------------

Payout Percentage: 10% of incentive Target = $1,500

Target: Year to date average core interest rate spread, as defined, equal to or exceeding 3.30%.

Payout Timing: Annual

Additional Payout: $3,000 for every 10 basis points over Target.

Tier 3: Individual Performance
        ----------------------

Goal #8: Improve the Profitability of North Andover Branch
         -------------------------------------------------

Payout Percentage: 10% of incentive Target = $1,500

Target: 25% improvement in the profitability from fiscal 2007

Payout Timing: Annual, after completion of the annual audit


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